UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2019

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Director

Effective February 12, 2019, Laura Black joined the board of directors (the “Board”) of Ichor Holdings, Ltd. (the “Company”).

Ms. Black, 57, currently serves as a Managing Director of Needham & Company, a full service investment banking firm. She has been a member of the board of directors of Super Micro Computer since April 2012 and a member of the board of directors of Viavi Solutions Inc. since February 2018. Prior to joining Needham & Company in March 1999, Ms. Black served as a Managing Director of Corporate Finance at Black & Company, an investment bank, beginning in July 1995. From July 1993 to June 1995, Ms. Black served as a Director for TRW Avionics & Surveillance Group where she evaluated acquisition candidates, managed direct investments, and raised venture capital to back spin-off companies. From August 1983 to August 1992, she worked at TRW as an electrical engineer designing spread spectrum communication systems. Ms. Black holds a BSEE from University of California at Davis (1983), an MSEE from Santa Clara University (1988), and an MS Management from Stanford (1993).

Ms. Black will be paid an annual retainer of $60,000 for serving on the Board and as a member of the Audit Committee. Ms. Black will receive a grant of restrict stock units representing $150,000, subject to vesting over a three-year period based on continued service on the Board.

There are no family relationships between Ms. Black and any director, executive officer, or nominees thereof of the Company. There are no related party transactions between the Company and Ms. Black that would require disclosure under Item 404(a) of Regulation S‑K promulgated under the Securities Exchange Act of 1934, as amended.

A copy of the press release announcing Ms. Black’s appointment to the Board is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 19, 2019, announcing the appointment of Laura Black to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: February 19, 2019	/s/ Jeffrey Andreson
Name: Jeffrey Andreson
Title: Chief Financial Officer